SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
March 16, 2007
Date of Report (Date of Earliest Event Reported)
The Cronos Group
(Exact name of registrant as specified in its charter)
Luxembourg
(State or Other Jurisdiction of Incorporation)

0-24464	Not Applicable

(Commission File Number)	(IRS Employer Identification No.)
5, rue Guillaume Kroll, L-1882 Luxembourg
(Address of principal executive offices) (Zip Code)
(352) 26.48.36.88
(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR § 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR § 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR § 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR § 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.*
     On March 16, 2007, concurrently with the filing of its Annual Report on Form 10-K for the year ended December 31, 2006, the registrant, The Cronos Group (the “Company”) (Nasdaq Symbol: CRNS) issued its press release announcing year-end and fourth quarter results. A copy of the release is attached as an exhibit to this report.
Item 9.01.   Financial Statements and Exhibits.
     (c)   Exhibits.
Exhibit 99.1 — Press release of the Company, dated March 16, 2007, announcing the Company’s year-end and fourth quarter results.

*	The information in this report furnished pursuant to Item 2.02, and Exhibit 99.1 attached to this Report, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CRONOS GROUP
By:	/s/ Elinor A. Wexler
Elinor A. Wexler
Assistant Secretary

Date: March 16, 2007

EXHIBIT INDEX
Exhibit 99.1 Press Release of the Registrant, dated March 16, 2007, announcing the Registrant’s year-end and fourth quarter results.